FLSP P1 0624

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED JUNE 3, 2024

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED AUGUST 1, 2023 OF

FRANKLIN SYSTEMATIC STYLE PREMIA ETF (THE “FUND”)

Effective June 3, 2024, the Fund’s Summary Prospectus and Prospectus is amended with respect to the Franklin Systematic Style Premia ETF as follows:

I. The following is added immediately below the “Fund Summary—Investment Manager” section of the Fund’s Summary Prospectus and Prospectus:

Sub-Advisor

K2/D&S Management Co., L.L.C. (K2 Advisors or sub-advisor). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

II. The following is added to the “Fund Summary—Portfolio Managers” section of the Fund’s Summary Prospectus and Prospectus:

Robert Christian

Senior Managing Director, Chief Investment Officer of K2 Advisors and portfolio manager of the Fund since May 2024.

III. The following is added after the first paragraph in the “Fund Details—Management” section of the Fund’s Prospectus:

Under an agreement with Advisers, K2/D&S Management Co., L.L.C. (“K2 Advisors”), 300 Atlantic Street, 12th Fl., Stamford, CT 06901-3535, is the Fund’s sub-advisor. K2 Advisors provides Advisers with investment management advice (which may include research and analysis services). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

IV. The following biographical information is hereby added to the “Fund Details—Management” section of the Fund’s Prospectus:

Robert Christian, Senior Managing Director, Chief Investment Officer of K2 Advisors

Mr. Christian has been a co-lead portfolio manager of the Fund since May 2024. He joined K2 Advisors in 2010.

As co-lead portfolio managers of the Fund, Dr. Seethamraju, Mr. Chettiappan, Mr. Chadha Mr. Floyd and Mr. Christian are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your Prospectus for future reference.